Other Assets	12 Months Ended
Dec. 31, 2018
Other Assets [Abstract]
Other Assets
Other assets
Other current assets consist of the following:

As of December 31	2017[1]	2018
(in millions)	EUR	EUR

Advance payments to Carl Zeiss SMT GmbH	111.3	231.1
Prepaid expenses	198.4	299.6
Derivative financial instruments	50.5	42.2
VAT	67.3	116.0
Subordinated loan granted to lessor in respect of Veldhoven headquarters [2]	5.4	—
Other assets	77.6	83.7
Other current assets	510.5	772.6

1.
As of January 1, 2018, ASML has adopted the new Revenue Recognition Standard (ASC 606) and Lease Standard (ASC 842). The comparative numbers have been adjusted to reflect these changes in accounting policies, see Note 1 General information / summary of significant accounting policies.

2.	For further details on the loan granted to the lessor in respect of the Veldhoven headquarters see Note 13 Property, plant and equipment.
ASML owns an indirect interest of 24.9 percent in Carl Zeiss SMT GmbH, who is our single supplier of optical columns and, from time to time, ASML makes non-interest bearing advance payments to Carl Zeiss SMT GmbH supporting their work-in-process, thereby securing lens and optical column deliveries to us. Amounts included in these advance payments are settled through future lens or optical column deliveries.
Prepaid expenses mainly include prepaid income taxes on intercompany profit not realized by the ASML group of EUR 100.9 million (2017: EUR 99.7 million) and the contract balance related to the joint development program with imec of EUR 107.5 million as of December 31, 2018 (2017: EUR 15.6 million). At the end of 2018 we started the new joint development program under which we deliver a system and services upfront and receive R&D services throughout the contract period up until 2024.
Derivative financial instruments consist of the current part of the aggregate fair value of interest rate swaps and forward foreign exchange contracts, see Note 4 Financial risk management.
Other non-current assets consist of the following:

As of December 31	2017[1]	2018
(in millions)	EUR	EUR

Advance payments to Carl Zeiss SMT GmbH	331.5	533.4
Derivative financial instruments	65.2	59.7
Compensation plan assets [2]	41.2	43.1
Prepaid expenses	140.4	4.6
Non-current accounts receivable	105.5	150.7
Other assets	24.4	14.6
Other non-current assets	708.2	806.1

1.
As of January 1, 2018, ASML has adopted the new Revenue Recognition Standard (ASC 606) and Lease Standard (ASC 842). The comparative numbers have been adjusted to reflect these changes in accounting policies, see Note 1 General information / summary of significant accounting policies.

2.	For further details on compensation plan assets see Note 19 Employee benefits.
The non-current advance payments to Carl Zeiss SMT GmbH include the non-current part of the advance payments as described above, plus support for tooling (as part of the High NA agreement signed November 3, 2016) for Carl Zeiss SMT GmbH of EUR 176.7 million as of December 31, 2018 (2017: EUR 39.1 million).
Derivative financial instruments consist of the non-current part of the fair value of interest rate swaps, which decreased in value as a result of an increase in market interest rates, see Note 4 Financial risk management.
Prepaid expenses mainly included prepaid income taxes on intercompany profit (other than inventory) not realized by the ASML group. As of December 31, 2017 the balance of prepaid income taxes on intercompany profit not realized by the ASML group amounts to EUR 133.9 million compared to EUR 0.0 million as of December 31, 2018. This change is due to the adoption of ASU 2016-16 as of January 1, 2018. See Note 1 General information / summary of significant accounting policies.
Non-current accounts receivable increased as we sold more systems for which we granted our customers extended payment terms.